UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 7, 2024 (January 11, 2024)

Frontier FundS

FRONTIER SELECT FUND

(Exact Name of Registrant as Specified in Charter)

Delaware	000-51274	36-6815533
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Frontier Fund Management, LLC

25568 Genesee Trail Road

Golden, Colorado 80401

(Address of Principal Executive Offices)

(303) 454-5500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act.

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 14d-2b under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Item 8.01. Other Events.

Effective January 11, 2024, Frontier Fund Management, the Managing Owner of the Registrant added Horizon3 Investment Management LLP (“Horizon3”) as a major commodity trading advisor for Frontier Select Fund. Horizon3 is accessed through the Galaxy Plus Managed Account Platform.

The current commodity trading advisors, including those advising commodity pools on the Galaxy Plus Managed Account Platform and/or reference programs for the Frontier Select Fund are:

●	Horizon3 Investment Management LLP

●	Quantica Capital AG

●	Welton Investment Partners, LLC

As a result of the addition of Horizon3, the managing owner has made the following allocation adjustments to Frontier Select Fund.

As of January 11, 2024, the allocation of the assets of the Frontier Select Fund between the trading advisors was as follows (however, the actual allocation among trading advisors for the Frontier Select Fund will vary based on the relative trading performance of the trading advisors and/or reference programs, and the Managing Owner may otherwise vary such percentages from time to time in its sole discretion):

Advisor	Allocation as of January 11, 2024 (expressed as a percentage of aggregate notional exposure to commodity trading programs)
Horizon3 Investment Management LLP (accessed via Galaxy Plus Fund – Horizon3 Feeder Fund (577) LLC)	26%
Quantica Capital AG (accessed via Galaxy Plus Fund – Quantica Managed Futures Feeder Fund (507) LLC)	58%
Welton Investment Partners, LLC (accessed via Galaxy Plus Fund – Welton GDP Feeder Fund (538) LLC)	16%

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Frontier Funds
(Registrant)

Date: February 7, 2024	By:	/s/ Patrick F. Hart III
Patrick F. Hart III
President and Chief Executive Officer of Frontier Fund Management, LLC, the Managing Owner

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Frontier Select Fund,
a Series of Frontier Funds
(Registrant)

Date: February 7, 2024	By:	/s/ Patrick F. Hart III
Patrick F. Hart III
President and Chief Executive Officer of Frontier Fund Management, LLC, the Managing Owner of Frontier Select Fund, a Series of Frontier Funds

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